UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 1, 2011

Hooker Furniture Corporation
(Exact name of registrant as specified in its charter)

Virginia	000-25349	54-0251350
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

440 East Commonwealth Boulevard, Martinsville, VA	24112
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (276) 632-0459

________________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 1, 2011, the Board of Directors of Hooker Furniture Corporation (the "Company") elected E. Larry Ryder, the Company's recently retired Executive Vice President - Finance and Administration and Chief Financial Officer, to serve as a member of the Board until the Company's Annual Meeting of Shareholders in 2011. Mr. Ryder, 63, will receive a $6,667 retainer as compensation for his services on the Board, which represents a pro-rated portion of the standard annual retainer paid to the Company's non-employee directors. Mr. Ryder will not serve on any Board committees.

A copy of the Company's press release, issued February 3, 2011, announcing Mr. Ryder's election, is furnished as an exhibit to this report.

Item 9.01. Financial Statements and Exhibits.

(d)     Exhibits

Exhibit 99.1.     Press release dated February 3, 2011

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hooker Furniture Corporation (Registrant)
February 3, 2011 (Date)	/s/ PAUL A. HUCKFELDT Paul A. Huckfeldt Vice-President - Finance and Accounting Chief Financial Officer